UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 7, 2018

AMAZING ENERGY OIL AND GAS, CO.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-52392

(Commission File No.)

701 S Taylor Street

Suite 470, LB 113

Amarillo, Texas 79101

(Address of principal executive offices and Zip Code)

(855) 448-1922

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 7, 2018, Stephen Salgado resigned from his positions as the Secretary and Chief Financial Officer of Amazing Energy Oil & Gas, Co. (“Amazing” or the “Company”).

The Company is currently conducting a search for a new Secretary and Chief Financial Officer.  Until a new Chief Financial Officer is hired, the Company will rely upon consultants and existing officers and Board members in the performance of Mr. Salgado’s duties.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 8th day of August, 2018.

AMAZING ENERGY OIL AND GAS, CO.

BY:
Will McAndrew III, CEO